STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - The Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Participant-directed investments — at fair value	$ 664,873,532	$ 721,636,255
Receivables
Notes receivable from participants	6,249,753	7,304,058
Employee contributions	0	7,656
Employer contributions	0	5,257
Total receivables	6,249,753	7,316,971
Total assets	671,123,285	728,953,226
NET ASSETS AVAILABLE FOR BENEFITS	$ 671,123,285	$ 728,953,226